[Execution Version]
EXHIBIT 10.3
AMENDMENT NO. 9
TO
CREDIT AGREEMENT
     THIS AMENDMENT NO. 9 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 29, 2010, is by and among BALDWIN TECHNOLOGY COMPANY, INC., a Delaware corporation (“Parent”), BALDWIN GERMANY HOLDING GMBH, a German company (“Newco”), BALDWIN GERMANY GMBH, a German company (“BGG”), BALDWIN OXY-DRY GMBH (formerly known as “OXY-DRY MASCHINEN GMBH”), a German company (“Oxy-Dry GmbH”, and, collectively with the Parent, Newco and BGG, the “Borrowers”), the other Credit Parties (as defined in the Guaranty and Collateral Agreement (as defined below)) a party hereto, the Lenders (as defined in the Credit Agreement referred to below) signatory hereto and BANK OF AMERICA, N.A., a national banking association (as successor-by-merger to LASALLE BANK NATIONAL ASSOCIATION), in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.
PRELIMINARY STATEMENTS
     A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 21, 2006, as amended by that certain (i) Amendment to Credit Agreement dated as of December 29, 2006, (ii) Waiver, Consent and Amendment No. 2 to Credit Agreement, dated as of April 18, 2007, (iii) Waiver, Consent and Amendment No. 3 to Credit Agreement dated as of January 3, 2008, (iv) Amendment No. 4 to Credit Agreement dated as of February 26, 2008, (v) Modification and Limited Waiver Agreement dated as of March 31, 2009, as amended and restated as of May 15, 2009 and amended on June 22, 2009 (such Modification and Limited Waiver Agreement, as so amended and restated and as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Modification and Limited Waiver”), (vi) Waiver and Amendment No. 5 to Credit Agreement dated as of July 31, 2009 (“Amendment No. 5”), (vii) Waiver and Amendment No. 6 to Credit Agreement dated as of May 12, 2010, (viii) Waiver and Amendment No. 7 to Credit Agreement dated as of June 9, 2010 and (ix) Amendment No. 8 to Credit Agreement dated as of September 28, 2010 (“Amendment No. 8”);
     B. The term “Credit Agreement” as used in this Amendment shall mean such Credit Agreement as amended as set forth in paragraph A above;
     C. The Guaranty and Collateral Agreement (as defined in the Credit Agreement) was amended pursuant to (i) Amendment No. 1 to Guaranty and Collateral Agreement, dated as of June 24, 2009, (ii) Amendment No. 2 to Guaranty and Collateral Agreement, dated as of February 16, 2010 and Amendment No. 3 to Guaranty and Collateral Agreement, dated as of June 30, 2010;
     D. The Borrowers have requested that Lenders constituting at least the Required Lenders agree to further amend the Credit Agreement to make certain modifications to the definition of EBITDA and a corresponding modification to Exhibit B to the Credit Agreement; and
     E. The Administrative Agent and the Lenders signatory hereto, representing at least the Required Lenders, are willing to provide for such amendments upon the terms and subject to the conditions set forth in this Amendment.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
DEFINITIONS
     1.01 Capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise stated herein.
ARTICLE II
AMENDMENTS
     2.01 Amendment to Section 1.1: Addition of New Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition (to be inserted in proper alphabetical order):
Amendment No. 9 means that certain Amendment No. 9 to Credit Agreement dated as of September 29, 2010, among Borrowers, the other Credit Parties a party thereto, the Lenders signatory thereto and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time.
     2.02 Amendment to Definition of EBITDA. The definition of the term EBITDA set forth in Section 1.1 of the Credit Agreement is hereby amended and restated (effective as of the date of this Amendment) to read in its entirety as follows:
EBITDA means, for any period, Consolidated Net Income for such period plus (without duplication), in each case to the extent deducted in determining such Consolidated Net Income in such period, (i) Interest Expense, (ii) income tax expense and franchise tax expense (to the extent in lieu of income tax expense), (iii) depreciation and amortization, (iv) non-cash charges (if any) under FAS No. 142 regarding the impairment of goodwill, (v) other non-cash impairment charges with respect to long-term assets (for the avoidance of doubt there is no “add-back” under this clause (v) or any other clause of this definition for any increases in the reserves with respect to inventory or accounts receivable or for any write-off with respect to inventory or accounts receivable), (vi) non-cash write offs of previously capitalized financing costs, (vii) restructuring charges or restructuring expenses (whether cash or non-cash) incurred by the Parent or its Subsidiaries with respect to (a) the closure or consolidation of plants or offices, (b) rent reserves for closed or consolidated plants or offices and (c) severance payments for employees terminated as part of a general downsizing, (viii) establishment or increase in reserves for uninsured litigation claims provided that the aggregate add-back under this clause (viii) shall not exceed $100,000 for such period, (ix) non-cash expenses (if any) resulting from the grant by the Parent of Capital Securities (including options and the Warrants), (x) non-capitalized one-time out-of-pocket fees (including the Amendment Fee (as defined in Amendment No. 5) and any fees payable pursuant to the Agent Fee Letter in connection with Amendment No. 5) and legal and financial advisor expenses, not to exceed $998,000 in the aggregate for purposes of this clause (x), incurred (in such period) by the Parent and its Subsidiaries in connection with the negotiation, execution and delivery of Amendment No. 5 and any documents prepared and delivered in connection therewith or any term sheet relating thereto (such one-time fees and expenses, the “Fifth Amendment Expenses”), (xi) to the extent paid by the Borrowers and not capitalized, the $20,000 waiver fee under Amendment No. 6 and the legal fees of the Administrative Agent incurred in connection with Amendment No. 6, (xii) to the extent paid by the Borrowers and not capitalized, the $100,000 amendment fee under Amendment No. 7 and the legal fees and Capstone fees incurred by the Agent in connection with Amendment No. 7, (xiii) to the extent paid by the Borrowers and not capitalized, the $50,000 amendment fee under Amendment No. 8 and the legal fees and Capstone fees incurred by the Agent in connection with Amendment No. 8 and by the Agent (and any Lender) in connection with the Warrants and legal fees incurred by the Borrowers in connection with Amendment No. 8 and the Warrants, (xiv) to the extent paid by the Borrowers and not capitalized, the $25,000 amendment fee under Amendment No. 9 and the legal fees incurred by the Agent in connection with Amendment No. 9 and the legal fees incurred by the Borrowers in connection with Amendment No. 9, and (xv) severance expenses incurred by reason of the non-renewal of the employment contract of the President and Chief Executive Officer of the Parent provided that the add-back under this clause (xv) shall not exceed (for all periods in the aggregate) $900,000, all on a consolidated basis of the Parent and its Subsidiaries. In addition, such adjustments shall be made when calculating EBITDA as shall in good faith be required by the Administrative Agent in connection with the Nordson UV Acquisition (including without limitation the elimination of one-time events (whether expense, loss, income or gain) associated with the Nordson UV Acquisition). It is further agreed (but without duplication with any add-back pursuant to clause (ix) above) that any non-cash gain or income or non-cash loss or expense resulting from recording or “marking to market” the value of the put contained in the Warrants shall be excluded when determining EBITDA.
     2.03 Amendment to Exhibit B. Exhibit B to the Credit Agreement is hereby amended and restated (effective as of the date of this Amendment) to read in its entirety as set forth in Exhibit B attached hereto and hereby made a part hereof.
ARTICLE III
CONDITIONS PRECEDENT
     3.01 Conditions to Effectiveness. The effectiveness of the amendments set forth in Article II above are each subject to the satisfaction (by no later than November 12, 2010 unless the Administrative Agent extends such date) of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:
     (a) The Administrative Agent shall have received the following documents, each in form and substance satisfactory to the Administrative Agent and its legal counsel:
     (i) this Amendment duly executed by Borrowers and the other Credit Parties and the Lenders constituting at least the Required Lenders; and
     (ii) such other documents as reasonably requested by the Administrative Agent; and
     (b) Borrowers shall have paid the legal fees of Finn Dixon & Herling LLP incurred in connection with the preparation of this Amendment (and incurred in connection with certain services relating to Amendment No. 8 performed after September 28, 2010) in an amount equal to $7,950.
     (c) The Borrowers shall pay the Amendment No. 9 Fee (as defined below).
ARTICLE IV
AMENDMENT FEE
     4.01 Amendment Fee. In consideration of the Required Lenders entering into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers hereby agree to pay to each Lender who executes and delivers this Amendment on or before November 12, 2010, an amendment fee (the “Amendment No. 9 Fee”) equal to such Lender’s Pro-Rata Share (as defined in clause (d) of the definition of Pro-Rata Share) of $25,000. The Amendment No. 9 Fee shall be fully earned on the date hereof and shall be payable no later than November 11, 2010. Any failure of the Borrowers to pay, when due, the Amendment No. 9 Fee shall constitute an Event of Default under the Credit Agreement.
ARTICLE V
NO WAIVER
     5.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by the Administrative Agent or the Lenders of any covenant or provision of the Credit Agreement, the Guaranty and Collateral Agreement, this Amendment, the other Loan Documents, the Warrants, or of any other contract or instrument among the Borrowers and/or the other Credit Parties, as the case may be, and the Administrative Agent and/or the Lenders (and/or their respective Affiliates), as the case may be, and the failure of the Administrative Agent and/or Lenders (and/or their respective Affiliates) at any time or times hereafter to require strict performance by the Borrowers and/or the other Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent and the Lenders (or their respective Affiliates) to thereafter demand strict compliance therewith.

ARTICLE VI
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES; CONFIRMATIONS
     6.01 Ratifications; etc. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in Credit Agreement and the other Loan Documents. The terms and provisions of the Credit Agreement and the other Loan Documents, as amended hereby, and of the Warrants, are ratified and confirmed and shall continue in full force and effect. The Borrowers, the other Credit Parties, the Lenders and the Administrative Agent agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding obligations of the parties thereto, enforceable against such parties in accordance with their respective terms. Without limiting the generality of the foregoing, the Borrowers and the other Credit Parties hereby confirm and agree that (a) all Liens under the Collateral Documents (as amended) remain in full force and effect (as so amended) and (b) the guaranty obligations and other obligations of the Borrowers and all other Credit Parties under the Guaranty and Collateral Agreement (and other applicable Collateral Documents), as amended, remain in full force and effect (as so amended) and (as set forth in the Guaranty and Collateral Agreement) shall not be impaired or otherwise limited by any waiver or modification set forth in this Amendment (and nothing contained in this Amendment shall, or shall be interpreted to, create a custom, course of dealing or other agreement or arrangement by which the consent or confirmation of any Credit Party to any modification or waiver is required in order to keep any obligations under the Guaranty and Collateral Agreement (and other applicable Collateral Documents) in full force and effect, it being agreed that no such consent or confirmation is necessary or required in order to keep such obligations in full force and effect). Without limiting the generality of the foregoing (or of Section 1.2(e) of the Credit Agreement), it is hereby confirmed and agreed that any reference in the Loan Documents to any Note shall include all amendments, restatements, supplements and other modifications thereto and any Notes issued under Section 15.6.1 of the Credit Agreement and/or other Notes in substitution or replacement of any Note(s). Any breach of any representation, warranty, covenant or confirmation set forth in this Amendment by any Borrower or any other Credit Party shall be deemed to constitute an Event of Default under the Credit Agreement.
     6.02 Representations and Warranties. Each of the Borrowers and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate (or other applicable organization) action on the part of such Borrower or other Credit Party, as the case may be, and will not violate the charter, by-laws or other organizational documents of such Borrower or other Credit Party; (b) the representations and warranties of such Borrower or other Credit Party, as the case may be, contained in any Loan Document are true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) on the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) as of such earlier date); (c) after giving effect to the amendments set forth herein, no Event of Default or Unmatured Event of Default under the Credit Agreement has occurred and is continuing; and (d) no Credit Party that is party to the Guaranty and Collateral Agreement has changed its legal name since November 21, 2006 except (i) Newco changed its name from Mainsee 430. VV GmbH to Baldwin Germany Holding GmbH, (ii) Oxy-Dry GmbH changed its name from Oxy-Dry Maschinen GmbH to Baldwin Oxy-Dry GmbH, (iii) Baldwin Southeast Asia Corporation changed its name from Oxy-Dry Asia Pacific, Inc. and (iv) Baldwin Rockford Corporation has merged with and into Baldwin Americas Corporation. The Borrowers and the other Credit Parties acknowledge and agree that all unpaid principal of, and accrued and unpaid interest under, each of the Loans is justly owed without claim, counterclaim, cross-complaint, offset, defense or other reduction of any kind against the Lenders or the Administrative Agent. The Parent acknowledges and agrees that each Warrant constitutes the legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with its respective terms and Parent has no claims, counterclaims, cross-complaints, offsets, defenses or other reduction of any kind with respect to its respective obligations thereunder.
     6.03 Confirmations. All confirmations and agreements set forth in Sections 7.03, 7.04 and 7.05 of Amendment No. 5 remain in full force and effect.
ARTICLE VII
MISCELLANEOUS PROVISIONS
     7.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Guaranty and Collateral Agreement or any other Loan Documents, in the Warrants or under or in connection with this Amendment, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents.
     7.02 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     7.03 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrowers and the other Credit Parties and their respective successors and assigns, except that no Borrower or Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent. It is acknowledged and agreed that Bank of America, N.A., has, as successor by merger to LaSalle Bank National Association, succeeded to all of the respective rights and duties of LaSalle Bank National Association as a Lender (including without limitation as the Issuing Lender), and the Administrative Agent under the Loan Documents.
     7.04 Certain Costs and Expenses. Without in any way limiting the generality of Sections 10.2 or 15.5 of the Credit Agreement, the Parent acknowledges and agrees that it shall (i) promptly pay the reasonable fees and disbursements of all legal counsel retained by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment or any future waiver or modification (or proposed modification or waiver whether or not consummated), if any, of any Loan Document(s) (provided that Borrower shall not have to pay the allocable costs of internal legal services of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment; provided it is understood and agreed that this parenthetical phrase shall not, and shall not be interpreted to, limit the right of the Administrative Agent or any Lender to receive the allocable costs of internal legal services with respect to agreements or matters other than the preparation, negotiation, execution and delivery of this Amendment) and (ii) pay (when invoiced) all fees of Capstone (as defined in the Modification and Limited Waiver) incurred by the Agent in connection with this Amendment. The Borrowers and other Credit Parties hereby agree that all findings and conclusions and other work product of Capstone shall be protected by the attorney-client privilege and shall not be subject to review or discovery by the Borrowers or any other Credit Party.
     7.05 Counterparts. This Amendment may be executed and delivered by facsimile, portable document format (“.pdf”), Tagged Image File Format (“.TIFF”) or other electronic means of delivery and in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     7.06 Preliminary Statements. The Preliminary Statements set forth in this Amendment are accurate and shall form a substantive part of the agreement of the parties hereto.
     7.07 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     7.08 Relationship. The relationship between the Borrowers and other Credit Parties on the one hand and the Lenders and the Administrative Agent on the other hand shall be solely that of borrowers and guarantors, on the one hand, and lender on the other (or, in the case of the Warrants, the relationship is that the Parent is the issuer, and the applicable Lender is the holder, of the applicable Warrant). Neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Borrower or other Credit Party arising out of or in connection with this Amendment or any of the other Loan Documents or the Warrants or any related documents, and the relationship between the Borrowers and other Credit Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor (or, in the case of the Warrants, the relationship is that the Parent is the issuer, and the applicable Lender is the holder, of the applicable Warrant). The Borrowers and other Credit Parties acknowledge that they have been advised by counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents and the Warrants and any related documents. No joint venture or partnership is created hereby or by the other Loan Documents or by the Warrants or related documents or otherwise exists by virtue of the transactions contemplated hereby or by the other Loan Documents (or the Warrants or related documents) among the Lenders or among the Borrowers (and other Credit Parties) and the Lenders (or the Agent). It is acknowledged and agreed by all Lenders that each Lender is the owner of its individual Warrant which is exercisable by such Lender at its own election. No other Lender (or the Administrative Agent) has any obligations with respect to the Warrant of any other Lender or for the performance or content of any other Warrant.

     7.09 Time is of the Essence. The parties hereto (i) have agreed specifically with regard to the times for performance set forth herein and in the other Loan Documents and (ii) acknowledge and agree such times are material to this Amendment and the other Loan Documents. Therefore, time is of the essence with respect to this Agreement and the other Loan Documents.
     7.10 Jury Trial; Indemnification. Without limiting the generality of Sections 15.17,15.18, 15.19 and 15.20 of the Credit Agreement, it is hereby agreed that the terms and provisions of such Sections shall apply to this Amendment and any transaction or matter contemplated by, in connection with or arising out of this Amendment.
     7.11 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO (EXCEPT AS EXPRESSLY SET FORTH IN ANY SUCH AGREEMENT) SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     7.12 Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING PROVISIONS, THE BORROWERS AND THE OTHER CREDIT PARTIES ACKNOWLEDGE AND AGREE THAT NEITHER ANY LENDER NOR THE ADMINISTRATIVE AGENT HAS MADE ANY PROMISES OR ASSURANCES WITH RESPECT TO, AND THE BORROWERS AND OTHER CREDIT PARTIES ACKNOWLEDGE AND AGREE THAT THERE IS NO ORAL AGREEMENT WITH RESPECT TO, ANY FUTURE AMENDMENT, WAIVER OR OTHER MODIFICATION OF THE LOAN DOCUMENTS OR ANY RESTRUCTURING OR WORKOUT THEREOF OR WITH RESPECT THERETO. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND THE REQUIRED LENDERS AND (WITH RESPECT TO MATTERS AFFECTING THE ADMINISTRATIVE AGENT) THE ADMINISTRATIVE AGENT AND (WITH RESPECT TO MATTERS AFFECTING THE ISSUING LENDER) THE ISSUING LENDER.
     7.13 Release. EACH OF THE BORROWERS AND THE OTHER CREDIT PARTIES HEREBY ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED (A) TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS APPLICABLE LIABILITIES UNDER ANY LOAN DOCUMENT, ANY BANK PRODUCT AGREEMENT OR ANY HEDGING AGREEMENT WITH ANY LENDER, THE ADMINISTRATIVE AGENT OR ANY OF

THEIR RESPECTIVE AFFILIATES OR UNDER THE WARRANTS OR ANY RELATED DOCUMENT AND/OR (B) TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS (OR ANY OF THEIR RESPECTIVE AFFILIATES). EACH OF THE BORROWERS AND THE OTHER CREDIT PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, AFFILIATES, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER OR OTHER CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE ADMINISTRATIVE AGENT, LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING OUT OF OR OTHERWISE IN ANY WAY RELATING IN ANY WAY TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, HEDGING AGREEMENT, BANK PRODUCT AGREEMENT, THE OBLIGATIONS, THE WARRANTS OR ANY RELATED DOCUMENT, ANY OTHER TRANSACTION CONTEMPLATED BY ANY OF THE FOREGOING DOCUMENTS, OR ANY ACTION OR OMISSION OF THE ADMINISTRATIVE AGENT OR ANY LENDER UNDER OR OTHERWISE IN ANY WAY RELATING TO ANY OF THE FOREGOING DOCUMENTS. THE BORROWERS AND OTHER CREDIT PARTIES EXPRESSLY WAIVE ANY PROVISION OF STATUTORY OR DECISIONAL LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY(IES) DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY SUCH PARTY, MUST OR MIGHT HAVE MATERIALLY AFFECTED SUCH PARTY’S SETTLEMENT WITH THE RELEASED PARTIES. NOTHING CONTAINED IN THIS PARAGRAPH SHALL, OR SHALL BE INTERPRETED TO, IMPAIR ANY RIGHTS OF ANY BORROWER (OR OTHER CREDIT PARTY) WITH RESPECT TO ANY DEPOSIT OR OTHER BANK ACCOUNTS OF SUCH BORROWER OR OTHER CREDIT PARTY (OR ANY OF THEIR RESPECTIVE SUBSIDIARIES) WITH ANY LENDER OR THE ADMINISTRATIVE AGENT.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first written above.

BALDWIN TECHNOLOGY COMPANY, INC.
By:	/s/ Mark T. Becker
	Name:	Mark T. Becker
	Title:	President and Chief Executive Officer

BALDWIN GERMANY HOLDING GMBH
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Managing Director

BALDWIN GERMANY GMBH
By:	/s/ Mark T. Becker
	Name:	Mark T. Becker
	Title:	Managing Director

BALDWIN OXY-DRY GMBH (formerly known as OXY-DRY MASCHINEN GMBH)
By:	/s/ Mark T. Becker
	Name:	Mark T. Becker
	Title:	Managing Director
[Signature Page to Amendment No. 9 to Credit Agreement]

BALDWIN GRAPHIC SYSTEMS, INC.
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Treasurer

OXY-DRY FOOD BLENDS, INC.
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Vice President and Treasurer

OXY-DRY U.K., INC.
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Vice President

BALDWIN SOUTHEAST ASIA CORPORATION (formerly known as Oxy-Dry Asia Pacific, Inc.)
By:	/s/ John P. Jordan
	Name:	John P. Jordan
	Title:	Vice President

BALDWIN AMERICAS CORPORATION
By:	/s/ Mark T. Becker
	Name:	Mark T. Becker
	Title:	President

BALDWIN ASIA PACIFIC CORPORATION
By:	/s/ Mark T. Becker
	Name:	Mark T. Becker
	Title:	President
[Signature Page to Amendment No. 9 to Credit Agreement]

MTC TRADING COMPANY
By:	/s/ Mark T. Becker
	Name:	Mark T. Becker
	Title:	President

OXY-DRY CORPORATION
By:	/s/ Mark T. Becker
	Name:	Mark T. Becker
	Title:	Vice President

BALDWIN EUROPE CONSOLIDATED INC.
By:	/s/ Mark T. Becker
	Name:	Mark T. Becker
	Title:	President
[Signature Page to Amendment No. 9 to Credit Agreement]

BALDWIN EUROPE CONSOLIDATED B.V.
By:	Baldwin Graphic Equipment BV

By:	/s/ John P. Jordan
Name(s): John P. Jordan
	Title:	Managing Director

By:	/s/ Jacobus Willems
Name(s): Jacobus Willems
	Title:	Managing Director

BALDWIN GRAPHIC EQUIPMENT B.V.
By:	/s/ John P. Jordan
Name(s): John P. Jordan
	Title:	Managing Director

By:	/s/ Jacobus Willems
Name(s): Jacobus Willems
	Title:	Managing Director
[Signature Page to Amendment No. 9 to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Anne M. Zeschke
	Name:	Anne M. Zeschke
	Title:	Vice President

BANK OF AMERICA, N.A., as Lender
By:	/s/ Anthony D. Healey
	Name:	Anthony D. Healey
	Title:	Senior Vice President
[Signature Page to Amendment No. 9 to Credit Agreement]

WEBSTER BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Stephen Corcoran
	Name:	Stephen Corcoran
	Title:	Senior Vice President
[Signature Page to Amendment No. 9 to Credit Agreement]

RBS CITIZENS, N.A., as Lender
By:	/s/ Robert M. Nemon
	Name:	Robert M. Nemon
	Title:	Vice President

[Signature Page to Amendment No. 9 to Credit Agreement]

EXHIBIT B
FORM OF COMPLIANCE CERTIFICATE
To: Bank of America, N.A., as Administrative Agent
     Please refer to the Credit Agreement dated as of November 21, 2006 (as amended, and as same may be further restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among BALDWIN TECHNOLOGY COMPANY, INC., BALDWIN GERMANY HOLDING GMBH, BALDWIN GERMANY GMBH, and BALDWIN OXY-DRY GMBH (collectively, the “Borrowers”), various financial institutions from time to time as Lenders and BANK OF AMERICA, N.A., a national banking association (as successor-by-merger to LASALLE BANK NATIONAL ASSOCIATION), in its capacity as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.
I.	Reports. Enclosed herewith is a copy of the [annual audited/quarterly] report of the Parent and its consolidated Subsidiaries as at , (the “Computation Date”), which report fairly presents in all material respects the financial condition and results of operations [(subject to the absence of footnotes and to normal year-end adjustments)] of the Parent and its consolidated Subsidiaries as of the Computation Date and has been prepared in accordance with GAAP consistently applied. Also enclosed is the written statement of Parent’s management required by Section 10.1.3 of the Credit Agreement.

II.	Certain Financial Covenants Tests. The Parent (on behalf of the Borrowers) hereby certifies and warrants to you and the Lenders that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in the Credit Agreement:

A.	Section 11.14.1 — Minimum EBITDA for the Four Fiscal Quarter Computation Period ending on the Computation Date:

1.	Consolidated Net Income		$

2.	Plus:*	Interest Expense	$
		income tax expense	$
		depreciation	$
		amortization	$
		Non-cash charges under FAS 142	$
		Other non-cash impairment charges for long-term assets	$
		Non-cash write-off of previously capitalized financing costs	$
		Restructuring charges and expenses	$
		Establishment/increase reserves for uninsured legal claims up to $100,000	$
		Non-Cash Expenses from grant of Capital Securities	$
		Non-capitalized one-time out-of-pocket fees re Amendment No. 5	$

(up to $998,000)
Non-capitalized $20,000 waiver fee, $100,000 amendment fee, $50,000 amendment fee, $25,000 amendment fee and certain legal and other fees and expenses	$

Severance expenses in connection with non-renewal of CEO/president’s employment contract — up to $900,000 for all periods	$

[Insert any applicable additions or subtractions in good faith required by Administrative Agent in connection with Nordson UV Acquisition]	[$ ]

[Insert any applicable addition regarding non-cash gain or income or non-cash loss or expense from recording or marking to market the value of the put in the Warrants]	[$ ]

3	Total (EBITDA)		$

4.	Minimum required		$

	Compliant:	☐ Yes ☐ No
B.** Section 11.14.5 — Maximum Capital Expenditures for the Fiscal Year ending June 30, 2011:

1.	Capital Expenditures for such Fiscal Year	$

2.	Maximum permitted		$1,000,000

	Compliant: ☐ Yes ☐ No
     The Parent (on behalf of all Borrowers) further certifies to you that no Event of Default or Unmatured Event of Default has occurred and is continuing [except                          ] [provide details of any Event of Default or Unmatured Event of Default].
     The Parent (on behalf of all Borrowers) have caused this Certificate to be executed and delivered by a duly authorized Senior Officer on                     ,      .

BALDWIN TECHNOLOGY COMPANY, INC.
By:
Title:

*	For all of the following add-backs see definition of EBITDA for details and any applicable limitations (including that add-backs (or applicable portion thereof) can only be included to the extent deducted in determining the Consolidated Net Income in the applicable testing period).

**	For the Fiscal Quarters ending September 30, 2010, December 31, 2010, and March 31, 2010, this paragraph to be changed/conformed to a calculation of Capital Expenditures in the elapsed portion of the 2011 Fiscal Year ending with the Computation Date.